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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 27, 1995
               DATE OF EARLIEST EVENT REPORTED: FEBRUARY 1, 1995

                               AMGEN BOULDER INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       (FORMERLY KNOWN AS SYNERGEN, INC.)

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
            DELAWARE                        0-14339                        84-0868248
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION
       OF INCORPORATION)                                                      NO.)
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                                 C/O AMGEN INC.
                                  AMGEN CENTER
                             1840 DEHAVILLAND DRIVE
                          THOUSAND OAKS, CA 91320-1789
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (805) 447-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 SYNERGEN, INC.
                                1885 33RD STREET
                            BOULDER, COLORADO 80301
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

     As a result of the merger of Amgen Acquisition Subsidiary, Inc., a Delaware corporation ("Purchaser") with and into Amgen Boulder Inc. (formerly known as Synergen, Inc.), a Delaware corporation (the "Registrant"), on December 29, 1994, the five classes of the Registrant's outstanding warrants were adjusted pursuant to their terms so that each warrant no longer represents the right to purchase shares of common stock of the Registrant, but instead, represents the right to receive $9.25 in cash for each share of common stock of the Registrant formerly issuable upon exercise of the warrant upon payment of the relevant per share exercise price.

     On February 1, 1995 the Registrant changed its name from Synergen, Inc. to Amgen Boulder Inc.

     In February, 1995 the Registrant provided written notice of the warrant adjustment and the name change to the record holders of the warrants, copies of which are attached hereto as Exhibit 99 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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
        99      Notices to holders of outstanding Class A, Class B, Investment Executive,
                Development Partner and Joint Venture Warrants of Synergen, Inc.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMGEN BOULDER INC.

                                          By: /s/  Thomas E. Workman, Jr.
                                              --------------------------------
                                                   Thomas E. Workman, Jr.
                                                 Vice President, Secretary
                                                    and General Counsel

Dated: March 27, 1995

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                                 EXHIBIT INDEX

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
                                                                                     SEQUENTIALLY
EXHIBIT                                                                                NUMBERED
NUMBER                                  DESCRIPTION                                      PAGE
------                                  -----------                                  ------------
  99       Notices to holders of outstanding Class A, Class B, Investment
           Executive, Development Partner and Joint Venture Warrants of Synergen,
           Inc...................................................................
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